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                                                                    EXHIBIT 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement No. 333-43423 of Metal Management, Inc. on Form S-3 of our report on the Cozzi Iron & Metal, Inc. financial statements dated
April 22, 1997, appearing in the Proxy Statement of Metal Management, Inc. dated November 20, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.






Deloitte & Touche LLP
Chicago, Illinois

January 13, 1998